Exhibit 10.5

AMENDMENT NO. 1
TO
SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY
AGREEMENT
OF
ROCKIES EXPRESS PIPELINE LLC

This Amendment No. 1 (this "Amendment") to the Second Amended and Restated Limited Liability Company Agreement of Rockies Express Pipeline LLC, a Delaware limited liability company (the "Company”), is executed and effective this 13th day of November, 2012, among Kinder Morgan W2E Pipeline LLC, a Delaware limited liability company ("Exiting Member"), P&S Project I, LLC, a Delaware limited liability company ("P&S"), COPREX LLC, a Delaware limited liability company ("COPREX"), and Rockies Express Holdings, LLC, a Delaware limited liability company ("New Member").
RECITALS
WHEREAS, Exiting Member, P&S and COPREX are parties to that certain Second Amended and Restated Limited Liability Company Agreement of Rockies Express Pipeline LLC dated to be effective as of January 1, 2010 (the "LLC Agreement");
WHEREAS, on April 28, 2012, ConocoPhillips Company assigned and transferred to Phillips 66 Company all of the membership interests of COPREX;
WHEREAS, on the date hereof, Exiting Member has assigned and transferred to New Member the Membership Interest of the Company held by Exiting Member;
WHEREAS, in accordance with Section 12.3 of the LLC Agreement, the Members desire to enter into this Amendment in order to reflect the admission of New Member as a Member in substitution of Exiting Member and certain related matters;
NOW, THEREFORE, the undersigned, being all of the Members, hereby enter into this Amendment to provide as follows:
AGREEMENT
1.     Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meanings as set forth in the LLC Agreement.
2.     Admission of New Member. Effective as of the date of this Amendment, New Member is hereby admitted as a Member of the Company in substitution of, and with all of the rights and, subject to Section 7.3 of the LLC Agreement, obligations of, Exiting Member pursuant to the Agreement. New Member hereby agrees to be bound by the terms and provisions of the LLC Agreement from and after the date hereof.
3.     Amendments. The LLC Agreement is hereby amended in the following particulars only:
(a)         The following definitions are hereby added to Section 1.1 of the LLC Agreement in their appropriate alphabetical position:
"Phillips 66 Member" means COPREX LLC, a Delaware limited liability company.
"Tallgrass Member" means Rockies Express Holdings, LLC, a Delaware limited liability company.
(b)     The definition of "KMP" in Section 1.1 of the LLC Agreement is hereby deleted.
(c)     The definition of "Operator" in Section 1.1 of the LLC Agreement is hereby deleted and replaced with the following definition:

"Operator" means Tallgrass NatGas Operator, LLC, a Delaware limited liability company, or any successor thereto that the Company has engaged to operate and maintain the Pipeline.
(d)     The definition of "Parent" in Section 1.1 of the LLC Agreement is hereby deleted and replaced with the following definition:
"Parent" means (a) in the case of Tallgrass Member, Tallgrass Operations, LLC and solely for purposes of Section 7.1.5(b) shall include Tallgrass Energy Partners, LP, (b) in the case of Sempra Member, Sempra Energy and solely for purposes of Section 7.1.5(b) shall include Sempra Global, (c) in the case of Phillips 66 Member, Phillips 66 Company and solely for purposes of Section 7.1.5(b) shall include Phillips 66, and (d) in the case of any other Member, the Person that either (i) Controls a Member and that has no other Person that Controls it or (ii) is designated by the Company as the Parent of such Member in connection with its admission to the Company.
(e)     The definition of "Rockies Credit Agreement" in Section 1.1 of the LLC Agreement is hereby deleted and replaced with the following definition:
"Rockies Credit Agreement'' means the Credit Agreement, dated as of April 25, 2011, among the Company, the banks and other financial institutions listed on the signature pages thereof as lenders (and each other person that becomes a lender as provided therein), JPMorgan Chase Bank, N.A., a national banking association, individually as a lender and as the administrative agent for the lenders, Citibank, N.A. and Morgan Stanley Bank, N.A., as the co-syndication ·agents, and Bank of America, N.A. and Wells Fargo Bank, N.A., as the codocumentation agents, as amended by First Amendment to Credit Agreement, dated as of September 26, 2012, among the Company, the banks and other financial institutions listed on the signature pages thereof as lenders (and each other person that becomes a lender as provided therein) and JPMorgan Chase Bank, N.A., a national banking association, individually as a lender and as the administrative agent for the lenders, together with any amendments and supplements thereto and replacements thereof.
(f)      Section 2.3.1 of the LLC Agreement is hereby amended by adding the following text at the end of such section:
The Members as of the date of the Amendment No. 1 to the LLC Agreement are Sempra Member, Phillips 66 Member and Tallgrass Member, and their respective Membership Interests and Sharing Ratios as of such date are set forth on Exhibit A-1.
(g)     The first sentence of Section 2.8 is hereby amended and restated as follows:
The principal office of the Company shall be 6640 West 143rd Street, Suite 200, Overland Park, Kansas 66223 or at such other place as the Company may designate from time to time.
(h)     Section 4.2.3 is hereby amended and restated as follows:
Approval of Disputed Operating Budget Proposed by Tallgrass Affiliated Operator. Following the Project Completion Date, for any period during which an Affiliate of the Tallgrass Member is the Operator, if the Company and the Operator cannot agree on the terms of the upcoming annual Operating Budget proposed by the Operator by November 1st of the year such Operating Budget is proposed, such Operating Budget shall be submitted to the President of Tallgrass GP, LLC, the Transportation President of Phillips 66 and the President of Sempra, which Persons shall thereupon use their reasonable efforts to agree upon an Operating Budget. If the Presidents of Tallgrass GP, LLC, Phillips 66 and Sempra do not reach agreement on such Operating Budget by January 1st of the next year, the Members shall utilize the provision in the arbitration procedures described in Section 3.1(b) of the O&R Agreement.
(i)     Section 5.7 of the LLC Agreement is hereby amended by adding the following text at the end of such section:
The Officers as of the date of the Amendment No. 1 to the LLC Agreement are· set forth on Exhibit B-1.

(j)     The address in Section 12.1(a) of the LLC Agreement is hereby deleted and replaced with the following address:
Rockies Express Holdings, LLC
c/o Tallgrass Energy Partners, LP
6640 West 143rd Street, Suite 200
Overland Park, Kansas 66223
Attention: David G. Dehaemers, Jr.
Fax: (913) 928-6006

with a copy to:

Rockies Express Holdings, LLC
c/o Tallgrass Energy Partners, LP
6640 West 143rd Street, Suite 200
Overland Park, Kansas 66223
Attention: George E. Rider

(k)     The address in Section 12.1(c) of the LLC Agreement is hereby deleted and replaced with the following address:

COPREXLLC
c/o Phillips 66
600 N. Dairy Ashford
Houston, Texas 77079
Attn: Manager, Joint Ventures
Fax: (281) 293-6292

with a copy to:

Phillips 66
600 N. Dairy Ashford (PW 8133)
Houston, Texas 77079
Attn: Deputy General Counsel, Commercial, Transportation and Marketing
Fax: (832) 765 - 0111

(l)     The first address in Section 12.16 of the LLC Agreement is hereby deleted and replaced with the following address:

Rockies Express Holdings, LLC
c/o Tallgrass Energy Partners, LP
6640 West 143rd Street, Suite 200
Overland Park, Kansas 66223
Attention: George E. Rider

(m)     Except for the first sentence of Section 2.3.1, all references in the Agreement to "Kinder Morgan Member" are hereby replaced with "Tallgrass Member" and shall from and after the date hereof refer to Rockies Express Holdings, LLC.
(n)     Except for the first sentence of Section 2.3.1, all references in the Agreement to "ConocoPhillips Member" are hereby replaced with "Phillips 66 Member" and shall continue to refer to COPREX LLC, a Delaware limited liability company.
(o)    Schedule 5.2 to the LLC Agreement is hereby amended and restated in its entirety as set forth on Schedule 5.2 hereto.
(p)     The LLC Agreement is hereby amended to add a new Exhibit A-1, as set forth on Exhibit A-1 hereto, immediately following Exhibit A to the LLC Agreement.

(q)     The LLC Agreement is hereby amended to add a new Exhibit B-1, as set forth on Exhibit B-1 hereto, immediately following Exhibit B to the LLC Agreement.
4.     Limited Effect; Ratification. Except as amended hereby, the LLC Agreement is hereby ratified and confirmed, and shall continue to be, and shall remain, in full force and effect in accordance with its terms as currently written.
5.     Captions. Titles or captions of Sections or Articles contained in this Amendment are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision hereof.
6.     Governing Law. This Amendment shall be governed by, construed, interpreted and applied in accordance with the laws of the State of Delaware (excluding any conflict of law rules that would refer the matter to be decided to the laws of another jurisdiction).
7.     Counterparts. The Members may execute this Amendment in two or more counterparts, which shall, in the aggregate, be signed by all the Members, and each counterpart shall be deemed an original instrument as against any Member who has signed it.
* * * * *

IN WITNESS WHEREOF, the Members have executed and delivered this Amendment as of the date first above written.

Kinder Morgan W2E Pipeline LLC,
a Delaware limited liability company

By:     /s/ David Kinder
Name:
Title:

P&S Project I, LLC,
a Delaware limited liability company

By:
Name:
Title:

COPREX LLC,
a Delaware limited liability company

By:
Name:
Title:

ROCKIES EXPRESS HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

Signature Page to Amendment No. 1 to Second Amended and Restated
Limited Liability Company Agreement of Rockies Express Pipeline LLC

IN WITNESS WHEREOF, the Members have executed and delivered this Amendment as of the date first above written.

Kinder Morgan W2E Pipeline LLC,
a Delaware limited liability company

By:
Name:
Title:

P&S Project I, LLC,
a Delaware limited liability company

By:    /s/ John A. Pirraglia
Name: John A. Pirraglia
Title: VP - Operations

COPREX LLC,
a Delaware limited liability company

By:
Name:
Title:

ROCKIES EXPRESS HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

Signature Page to Amendment No. 1 to Second Amended and Restated
Limited Liability Company Agreement of Rockies Express Pipeline LLC

IN WITNESS WHEREOF, the Members have executed and delivered this Amendment as of the date first above written.

Kinder Morgan W2E Pipeline LLC,
a Delaware limited liability company

By:
Name:
Title:

P&S Project I, LLC,
a Delaware limited liability company

By:
Name:
Title:

COPREX LLC,
a Delaware limited liability company

By:    /s/ Carl Brooks
Name: Carl Brooks
Title: Vice President

ROCKIES EXPRESS HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

Signature Page to Amendment No. 1 to Second Amended and Restated
Limited Liability Company Agreement of Rockies Express Pipeline LLC

IN WITNESS WHEREOF, the Members have executed and delivered this Amendment as of the date first above written.

Kinder Morgan W2E Pipeline LLC,
a Delaware limited liability company

By:
Name:
Title:

P&S Project I, LLC,
a Delaware limited liability company

By:
Name:
Title:

COPREX LLC,
a Delaware limited liability company

By:
Name:
Title:

ROCKIES EXPRESS HOLDINGS, LLC,
a Delaware limited liability company

By:    /s/ David G. Dehaemers, Jr.
Name: David G. Dehaemers, Jr.
Title: President and CEO

Signature Page to Amendment No. 1 to Second Amended and Restated
Limited Liability Company Agreement of Rockies Express Pipeline LLC

EXHIBIT B-1

Officers

Moler, William	Chairman of the Board
Walker, Doug	President
Brauchle, Gary	Vice President, Treasurer, and Chief Financial Officer
Rider, George	Vice President and Secretary
Adams, Deborah	Vice President (Phillips)
Brooks, Carl L.	Vice President (Phillips)
Rafter, Mick	Vice President
Evanoff, Stefan	Vice President
Harrington, Robert F.	Vice President
Holstlaw, Randy	Vice President
Johnson, Doug	Vice President
Sears, Richard	Vice President
Carroll, T.J.	Vice President and Assistant Secretary
Griffin, Doug	Vice President, Operational Controller
Baker, Jim	Assistant Secretary (Sempra)
Jones, Christopher	Assistant Secretary

SCHEDULE 5.2

Directors and Alternate Directors

Tallgrass Member

Directors:    Gary Brauchle
William R. Moler

Alternate Director:     David G. Dehaemers, Jr.

Sempra Member

Director:     John A. Pirraglia

Alternate Director: Michael P. Gallagher

Phillips 66 Member

Director: Carl L. Brooks

Alternate Director: Deborah G. Adams

EXHIBIT A-1
Membership Interests

Members	%Membership Interest	% Sharing Ratio
Tallgrass Member	50	50
Sempra Member	25	25
Phillips 66 Member	25	25